Exhibit 99.1

MAGELLAN MIDSTREAM PARTNERS, L.P.
OPERATING MARGIN RECONCILIATION TO OPERATING PROFIT
(in thousands)
(Unaudited, except year ended December 31, 2009, which is derived from our audited financial statements)

	Three Months Ended				Year Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2009	2009	2009	2009	2009
Refined products:
Transportation and terminals revenue	$125,727	$135,487	$142,057	$145,018	$548,289
Operating expenses	49,901	50,763	62,374	50,568	213,606
Transportation and terminals margin	75,826	84,724	79,683	94,450	334,683

Product sales revenues	57,349	41,090	65,290	169,004	332,733
Product purchases	52,247	40,756	47,582	138,748	279,333
Product margin	5,102	334	17,708	30,256	53,400
Operating margin	$80,928	$85,058	$97,391	$124,706	$388,083

Crude oil:
Transportation and terminals revenue	$1,776	$1,797	$1,809	$1,820	$7,202
Operating expenses	600	809	713	780	2,902
Transportation and terminals margin	1,176	988	1,096	1,040	4,300
Affiliate management fee revenue	190	190	190	191	761
Equity earnings	519	939	1,368	605	3,431
Operating margin	$1,885	$2,117	$2,654	$1,836	$8,492

Marine storage:
Transportation and terminals revenue	$27,517	$29,419	$29,638	$36,880	$123,454
Operating expenses	10,927	10,211	11,711	12,117	44,966
Transportation and terminals margin	16,590	19,208	17,927	24,763	78,488

Product sales revenues	367	237	786	342	1,732
Product purchases	383	234	320	21	958
Product margin (loss)	(16)	3	466	321	774
Operating margin	$16,574	$19,211	$18,393	$25,084	$79,262

Segment operating margin	$99,387	$106,386	$118,438	$151,626	$475,837
Add: Allocated corporate depreciation costs	961	935	935	1,008	3,839
Total operating margin	100,348	107,321	119,373	152,634	479,676
Less:
Depreciation and amortization	23,152	23,163	24,613	26,288	97,216
General and administrative expense	21,136	20,248	20,002	22,663	84,049
Total operating profit	$56,060	$63,910	$74,758	$103,683	$298,411

Exhibit 99.1

MAGELLAN MIDSTREAM PARTNERS, L.P.
OPERATING MARGIN RECONCILIATION TO OPERATING PROFIT
(in thousands)
(Unaudited, except year ended December 31, 2010, which is derived from our audited financial statements)

	Three Months Ended				Year Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2010	2010	2010	2010	2010
Refined products:
Transportation and terminals revenue	$137,316	$156,354	$166,186	$172,016	$631,872
Operating expenses	50,895	57,540	71,844	52,286	232,565
Transportation and terminals margin	86,421	98,814	94,342	119,730	399,307

Product sales revenues	155,430	229,008	197,302	177,322	759,062
Product purchases	132,159	183,367	186,772	164,781	667,079
Product margin	23,271	45,641	10,530	12,541	91,983
Operating margin	$109,692	$144,455	$104,872	$132,271	$491,290

Crude oil:
Transportation and terminals revenue	$1,811	$2,146	$6,213	$11,881	$22,051
Operating expenses (1)	598	699	(197)	(862)	238
Transportation and terminals margin	1,213	1,447	6,410	12,743	21,813
Affiliate management fee revenue	190	189	190	189	758
Equity earnings	1,189	1,480	1,654	1,409	5,732
Other	—	—	805	(591)	214
Operating margin	$2,592	$3,116	$9,059	$13,750	$28,517

Marine storage:
Transportation and terminals revenue	$34,042	$34,673	$34,328	$36,633	$139,676
Operating expenses	11,681	12,708	16,580	11,449	52,418
Transportation and terminals margin	22,361	21,965	17,748	25,184	87,258

Product sales revenues	906	690	1,177	1,041	3,814
Product purchases	725	272	221	288	1,506
Product margin	181	418	956	753	2,308
Operating margin	$22,542	$22,383	$18,704	$25,937	$89,566

Segment operating margin	$134,826	$169,954	$132,635	$171,958	$609,373
Add: Allocated corporate depreciation costs	1,065	660	643	641	3,009
Total operating margin	135,891	170,614	133,278	172,599	612,382
Less:
Depreciation and amortization	26,342	25,715	27,403	29,208	108,668
General and administrative expense	23,242	20,178	23,624	28,272	95,316
Total operating profit	$86,307	$124,721	$82,251	$115,119	$408,398

(1) We charge product over/short amounts to operating expenses. In the third and fourth quarters of 2010, product overages more than offset other operating expenses for this segment.

Exhibit 99.1

MAGELLAN MIDSTREAM PARTNERS, L.P.
OPERATING MARGIN RECONCILIATION TO OPERATING PROFIT
(in thousands)
(Unaudited, except year ended December 31, 2011, which is derived from our audited financial statements)

	Three Months Ended				Year Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2011	2011	2011	2011	2011
Refined products:
Transportation and terminals revenue	$156,128	$172,362	$176,767	$174,978	$680,235
Operating expenses	50,523	62,777	77,353	60,141	250,794
Transportation and terminals margin	105,605	109,585	99,414	114,837	429,441

Product sales revenues	235,867	158,978	202,608	251,449	848,902
Product purchases	210,846	118,385	159,222	215,860	704,313
Product margin	25,021	40,593	43,386	35,589	144,589
Operating margin	$130,626	$150,178	$142,800	$150,426	$574,030

Crude oil:
Transportation and terminals revenue	$11,847	$13,627	$17,243	$18,488	$61,205
Operating expenses (1)	(2,660)	(420)	(1,605)	(213)	(4,898)
Transportation and terminals margin	14,507	14,047	18,848	18,701	66,103
Affiliate management fee revenue	193	192	193	192	770
Equity earnings	1,367	1,443	1,954	1,997	6,761
Other	74	—	162	355	591
Operating margin	$16,141	$15,682	$21,157	$21,245	$74,225

Marine storage:
Transportation and terminals revenue	$37,433	$37,203	$38,054	$39,239	$151,929
Operating expenses	15,174	19,734	14,456	14,074	63,438
Transportation and terminals margin	22,259	17,469	23,598	25,165	88,491

Product sales revenues	1,355	965	483	2,232	5,035
Product purchases	384	451	328	794	1,957
Product margin	971	514	155	1,438	3,078
Equity earnings	—	—	1	1	2
Operating margin	$23,230	$17,983	$23,754	$26,604	$91,571

Segment operating margin	$169,997	$183,843	$187,711	$198,275	$739,826
Add: Allocated corporate depreciation costs	676	768	746	729	2,919
Total operating margin	170,673	184,611	188,457	199,004	742,745
Less:
Depreciation and amortization	29,363	30,664	30,234	30,918	121,179
General and administrative expense	24,590	25,281	20,470	28,328	98,669
Total operating profit	$116,720	$128,666	$137,753	$139,758	$522,897

(1) Product overages more than offset other operating expenses for this segment in these periods.

Exhibit 99.1

MAGELLAN MIDSTREAM PARTNERS, L.P.
OPERATING MARGIN RECONCILIATION TO OPERATING PROFIT
(in thousands)
(Unaudited, except year ended December 31, 2012, which is derived from our audited financial statements)

	Three Months Ended				Year Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2012	2012	2012	2012	2012
Refined products:
Transportation and terminals revenue	$157,670	$187,262	$193,880	$185,023	$723,835
Operating expenses	57,206	66,153	80,705	63,630	267,694
Transportation and terminals margin	100,464	121,109	113,175	121,393	456,141

Product sales revenues	272,818	199,840	66,776	250,682	790,116
Product purchases	247,836	143,962	84,041	177,590	653,429
Product margin (loss)	24,982	55,878	(17,265)	73,092	136,687
Operating margin	$125,446	$176,987	$95,910	$194,485	$592,828

Crude oil:
Transportation and terminals revenue	$21,213	$22,545	$23,868	$24,662	$92,288
Operating expenses (1)	(897)	1,502	3,441	1,183	5,229
Transportation and terminals margin	22,110	21,043	20,427	23,479	87,059
Affiliate management fee revenue	199	198	199	1,138	1,734
Equity earnings (loss)	1,668	1,493	1,752	(2,339)	2,574
Operating margin	$23,977	$22,734	$22,378	$22,278	$91,367

Marine storage:
Transportation and terminals revenue	$38,671	$38,954	$37,744	$39,252	$154,621
Operating expenses	12,877	15,341	19,824	10,444	58,486
Transportation and terminals margin	25,794	23,613	17,920	28,808	96,135

Product sales revenues	2,912	728	3,402	2,224	9,266
Product purchases	776	536	1,778	589	3,679
Product margin	2,136	192	1,624	1,635	5,587
Affiliate management fee revenue	—	—	—	214	214
Equity earnings (loss)	(20)	(15)	(3)	425	387
Operating margin	$27,910	$23,790	$19,541	$31,082	$102,323

Segment operating margin	$177,333	$223,511	$137,829	$247,845	$786,518
Add: Allocated corporate depreciation costs	734	670	698	853	2,955
Total operating margin	178,067	224,181	138,527	248,698	789,473
Less:
Depreciation and amortization	31,510	31,486	31,692	33,324	128,012
General and administrative expense	23,744	25,414	27,551	32,694	109,403
Total operating profit	$122,813	$167,281	$79,284	$182,680	$552,058

(1) Product overages more than offset other operating expenses for this segment in first quarter 2012.

Exhibit 99.1

MAGELLAN MIDSTREAM PARTNERS, L.P.
OPERATING STATISTICS

	Three Months Ended				Year Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2009	2009	2009	2009	2009
Refined products:
Transportation revenue per barrel shipped	$1.145	$1.202	$1.248	$1.223	$1.205

Volume shipped (million barrels):
Gasoline	41.0	42.5	43.7	42.7	169.9
Distillates	24.5	24.1	25.1	26.5	100.2
Aviation fuel	5.1	5.1	5.2	4.5	19.9
Liquefied petroleum gases	1.1	2.2	1.8	0.6	5.7
Total volume shipped	71.7	73.9	75.8	74.3	295.7

Crude oil:
Crude terminal average utilization (million barrels per month)	1.2	1.2	1.2	1.2	1.2

Marine storage:
Marine terminal average utilization (million barrels per month)	22.4	23.5	23.5	24.1	23.4

	Three Months Ended				Year Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2010	2010	2010	2010	2010
Refined products:
Transportation revenue per barrel shipped	$1.222	$1.304	$1.191	$1.105	$1.197

Volume shipped (million barrels):
Gasoline	39.3	42.8	53.2	59.0	194.3
Distillates	24.4	28.8	32.5	37.2	122.9
Aviation fuel	4.8	5.2	6.6	6.0	22.6
Liquefied petroleum gases	1.2	1.9	1.4	0.5	5.0
Total volume shipped	69.7	78.7	93.7	102.7	344.8

Crude oil:(1)
Transportation revenue per barrel shipped	$—	$—	$0.305	$0.276	$0.283

Volume shipped (million barrels)	—	—	3.9	10.8	14.7

Crude terminal average utilization (million barrels per month)	1.2	1.5	3.7	7.0	3.4

Marine storage:
Marine terminal average utilization (million barrels per month)	23.7	23.7	23.8	24.8	24.0

(1) We acquired crude oil storage and a crude oil pipeline in September 2010 and, other than our equity interest in Osage Pipeline, LLC, had no crude oil pipeline operations prior to that date.

Exhibit 99.1

MAGELLAN MIDSTREAM PARTNERS, L.P.
OPERATING STATISTICS

	Three Months Ended				Year Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2011	2011	2011	2011	2011
Refined products:
Transportation revenue per barrel shipped	$1.098	$1.189	$1.232	$1.176	$1.175

Volume shipped (million barrels):
Gasoline	52.4	52.3	48.4	55.8	208.9
Distillates	29.6	32.9	36.5	37.0	136.0
Aviation fuel	5.1	7.7	7.5	5.0	25.3
Liquefied petroleum gases	0.9	2.2	1.4	0.4	4.9
Total volume shipped	88.0	95.1	93.8	98.2	375.1

Crude oil:
Transportation revenue per barrel shipped	$0.347	$0.238	$0.271	$0.270	$0.275

Volume shipped (million barrels)	7.0	10.2	12.6	13.4	43.2

Crude terminal average utilization (million barrels per month)	7.2	8.3	10.2	11.4	9.3

Marine storage:
Marine terminal average utilization (million barrels per month)	24.7	24.7	24.8	24.7	24.7

	Three Months Ended				Year Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2012	2012	2012	2012	2012
Refined products:
Transportation revenue per barrel shipped	$1.197	$1.270	$1.228	$1.220	$1.230

Volume shipped (million barrels):
Gasoline	45.9	56.1	61.8	59.9	223.7
Distillates	29.8	33.6	36.5	36.8	136.7
Aviation fuel	5.6	5.2	5.9	4.8	21.5
Liquefied petroleum gases	1.0	3.7	3.2	0.6	8.5
Total volume shipped	82.3	98.6	107.4	102.1	390.4

Crude oil:
Transportation revenue per barrel shipped	$0.276	$0.301	$0.311	$0.322	$0.305

Volume shipped (million barrels)	14.9	17.2	19.3	20.6	72.0

Crude terminal average utilization (million barrels per month)	12.6	12.5	12.6	12.8	12.6

Marine storage:
Marine terminal average utilization (million barrels per month)	24.1	24.2	23.6	23.5	23.8